                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): MARCH 10, 2003
                                                  ------------------------------

                            NATIONAL CITY CORPORATION
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                                   1-10074                       34-1111088
--------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                       (Commission                    (IRS Employer
     of Incorporation)                             File Number)                Identification No.)

1900 EAST NINTH STREET, CLEVELAND, OHIO                                               44114
--------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                (Zip Code)

Registrants' telephone number, including area code:  (216) 222-2000
                                                     ---------------------------

                                 Not Applicable
              ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed herewith and incorporated by reference to Registration Statement No. 333-71207 on Form S-3, dated April 28, 1999, of National City Corporation:

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

      Exhibit
      Number    Description
      -------   ------------
      1.1       Terms Agreement, dated as of March 5, 2003, between National City
                Corporation and Salomon Smith Barney Inc.

      4.1       Form of 3.20% Senior Note due April 1, 2008.




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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NATIONAL CITY CORPORATION

                            By:       /s/ Carlton E. Langer
                                 -----------------------------------------------
                                  Name:  Carlton E. Langer
                                  Title: Vice President
                                         Assistant General Counsel and Assistant
                                         Secretary

Date:  March 10, 2003

                                  EXHIBIT INDEX

      Exhibit
      Number    Description
      -------   -----------
      1.1       Terms Agreement, dated as of March 5, 2003, between National City
                Corporation and the underwriter named therein.

      4.1       Form of 3.20% Senior Note due April 1, 2008.



                                       4